Inventories	12 Months Ended
Mar. 31, 2022
Text block [abstract]
Inventories
10.	Inventories

10A.	Accounting Policy
Inventories (other than those recognized consequent to the sale of vehicles subject to repurchase arrangements) are valued at the lower of cost and net realizable value. Cost of raw materials, components and consumables are ascertained on a first in first out basis. Cost, including fixed and variable production overheads, are allocated to work-in-progress and finished goods determined on a full absorption cost basis. Net realizable value is the estimated selling price in the ordinary course of business less estimated cost of completion and selling expenses.
Inventories include vehicles sold subject to repurchase arrangements. These vehicles are carried at cost to the Company and are amortized in changes in inventories of finished goods to their residual values (i.e., estimated second hand sale value) over the term of the arrangement.

10B.	Inventories consist of the following:

	As at March 31,
	2022		2022		2021

	(In millions)
Raw materials, components and consumables	US$	761.6	Rs.	57,726.9	Rs.	44,113.0
Work-in-progress		738.4		55,965.4		43,734.8
Finished goods		3,150.1		238,753.7		273,017.2

Total	US$	4,650.1	Rs.	352,446.0	Rs.	360,865.0

Inventories of finished goods include Rs. 35,891.8 million and Rs. 41,716.9 million as at March 31, 2022 and 2021, respectively relating to vehicles sold subject to repurchase arrangements.
Cost of inventories (including cost of purchased products) recognized as expense during the years ended March 31, 2022, 2021 and 2020, amounted to Rs. 2,067,617.9 million, Rs. 1,823,608.8 million and Rs. 1,966,210.7 million, respectively.
During the years ended March 31, 2022, 2021 and 2020, the Company recorded inventory write-down expenses of Rs. 1,253.4 million, Rs. 1,291.9 million and Rs. 3,208.1 million, respectively.